                                                                 Exhibit (a)(19)


                                 THE GALAXY FUND
                        (A Massachusetts Business Trust)

                     CERTIFICATE OF CLASSIFICATION OF SHARES


                I, W. Bruce McConnel, III, do hereby certify as follows:

                     (1) That I am the duly elected Secretary of The Galaxy Fund ("Galaxy");

                     (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of the Trust (i) at the regular meeting of the Board held on December 2, 1999 and (ii) by unanimous written consent of the Board dated as of February 1, 2000;

                     (3) That the following resolutions were duly adopted at the meeting by the Board of Trustees of the Trust:

                     RESOLVED, that pursuant to Section 5.1 of Galaxy's
              Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified and designated as Class FF shares;

                     FURTHER RESOLVED, that each Class FF share created pursuant to the foregoing resolution shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption that are set forth in Galaxy's Declaration of Trust with respect to any class of shares of Galaxy; and

                     FURTHER RESOLVED, that Class FF shares shall represent
              interests in the Institutional Money Market Fund.

                                   *    *    *

                     RESOLVED, that pursuant to Section 5.1 of Galaxy's
              Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified and designated as Class GG shares;

                     FURTHER RESOLVED, that each Class GG share created pursuant to the foregoing resolution shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption that are set forth in Galaxy's Declaration of Trust with respect to any class of shares of Galaxy; and

                     FURTHER RESOLVED, that Class GG shares shall represent
              interests in the Institutional Treasury Money Market Fund.

                                   *    *    *

                     RESOLVED, that pursuant to Section 5.1 of Galaxy's
              Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class HH shares, consisting of two separate series of shares of beneficial interest designated as Class HH-Series 1 shares and Class HH-Series 2 shares, both series representing interests in the California Municipal Bond Fund;

                     FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class HH-Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class HH-Series 2 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class HH shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class HH shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class HH-Series 1 share and Class HH-Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                     FURTHER RESOLVED, that each Class HH-Series 1 share and
              Class HH-Series 2 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class HH shares (irrespective of series designation); and

                     FURTHER RESOLVED, that each Class HH-Series 1 share and
              each Class HH-Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class HH share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class HH shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class HH shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                     (a) only Class HH-Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class HH-Series 1, as well as any other expenses and liabilities directly attributable to Class HH-Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (b) only Class HH-Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class HH-Series 2, as well as any other expenses and liabilities directly attributable to Class HH-Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (c) Class HH-Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class HH shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class HH other than Class HH-Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (d) Class HH-Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class HH shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class HH other than Class HH-Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (e) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class HH-Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class HH-Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class HH-Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class HH-Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class HH-Series 1 shares; and

                     (f) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class HH-Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class HH-Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class HH-Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class HH-Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class HH-Series 2 shares; and

                     (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class HH-Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class HH-Series 1 shares, such shares shall be entitled to vote, and in such case, Class HH-Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                     (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class HH-Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class HH-Series 2 shares, such shares shall be entitled to vote, and in such case, Class HH-Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

                                   *    *    *

                     RESOLVED, that pursuant to Section 5.1 of Galaxy's
              Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified and designated as Class II shares;

                     FURTHER RESOLVED, that each Class II share created pursuant to the foregoing resolution shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption that are set forth in Galaxy's Declaration of Trust with respect to any class of shares of Galaxy; and

                     FURTHER RESOLVED, that Class II shares shall represent
              interests in the Florida Municipal Bond Fund.

                                   *    *    *

                     RESOLVED, that pursuant to Section 5.1 of Galaxy's
              Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class JJ shares, consisting of three separate series of shares of beneficial interest designated as Class JJ-Series 1 shares, Class JJ-Series 2 shares and Class JJ-Series 3 shares, each series representing interests in the Intermediate Tax-Exempt Bond Fund;

                     FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class JJ-Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class JJ-Series 2 shares and Class JJ-Series 3 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class JJ shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class JJ shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class JJ-Series 1 share, Class JJ-Series 2 share and Class JJ-Series 3 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                     FURTHER RESOLVED, that each Class JJ-Series 1 share, Class
              JJ-Series 2 share and Class JJ-Series 3 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class JJ shares (irrespective of series designation); and

                     FURTHER RESOLVED, that each Class JJ-Series 1 share, each
              Class JJ-Series 2 share and each Class JJ-Series 3 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class JJ share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class JJ shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class JJ shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                     (a) only Class JJ-Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class JJ-Series 1, as well as any other expenses and liabilities directly attributable to Class JJ-Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (b) only Class JJ-Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class JJ-Series 2, as well as any other expenses and liabilities directly attributable to Class JJ-Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (c) only Class JJ-Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class JJ-Series 3, as well as any other expenses and liabilities directly attributable to Class JJ-Series 3 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (d) Class JJ-Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class JJ shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class JJ other than Class JJ-Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (e) Class JJ-Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class JJ shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class JJ other than Class JJ-Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (f) Class JJ-Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class JJ shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class JJ other than Class JJ-Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class JJ-Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class JJ-Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class JJ-Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class JJ-Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class JJ-Series 1 shares;

                     (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class JJ-Series 2 shares shall be entitled to vote, except that:
                     (i) if said matter affects shares of beneficial interest in Galaxy other than Class JJ-Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class JJ-Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and
                     (ii) if said matter does not affect Class JJ-Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class JJ-Series 2 shares;

                     (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class JJ-Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class JJ-Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class JJ-Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class JJ-Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class JJ-Series 3 shares;

                     (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (b) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class JJ-Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class JJ-Series 1 shares, such shares shall be entitled to vote, and in such case, Class JJ-Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                     (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class JJ-Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class JJ-Series 2 shares, such shares shall be entitled to vote, and in such case, Class JJ-Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                     (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) or clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class JJ-Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class JJ-Series 3 shares, such shares shall be entitled to vote and, in such case, Class JJ-Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                     (m) Class JJ-Series 3 shares shall be convertible into Class JJ-Series 2 shares on the basis of the relative net asset value of the shares converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the Trustees from time to time in connection with the issuance and sale of such shares.

                                   *    *    *

                     RESOLVED, that pursuant to Section 5.1 of Galaxy's
              Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class KK shares, consisting of three separate series of shares of beneficial interest designated as Class KK-Series 1 shares, Class KK-Series 2 shares and Class KK-Series 3 shares, each series representing interests in the Connecticut Intermediate Municipal Bond Fund;

                     FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class KK-Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class KK-Series 2 shares and Class KK-Series 3 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class KK shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class KK shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class KK-Series 1 share, Class KK-Series 2 share and Class KK-Series 3 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                     FURTHER RESOLVED, that each Class KK-Series 1 share, Class
              KK-Series 2 share and Class KK-Series 3 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class KK shares (irrespective of series designation); and

                     FURTHER RESOLVED, that each Class KK-Series 1 share, each
              Class KK-Series 2 share and each Class KK-Series 3 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class KK share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class KK shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class KK shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                     (a) only Class KK-Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class KK-Series 1, as well as any other expenses and liabilities directly attributable to Class KK-Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (b) only Class KK-Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class KK-Series 2, as well as any other expenses and liabilities directly attributable to Class KK-Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (c) only Class KK-Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class KK-Series 3, as well as any other expenses and liabilities directly attributable to Class KK-Series 3 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (d) Class KK-Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class KK shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class KK other than Class KK-Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (e) Class KK-Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class KK shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class KK other than Class KK-Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (f) Class KK-Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class KK shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class KK other than Class KK-Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class KK-Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class KK-Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class KK-Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class

                     KK-Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class KK-Series 1 shares;

                     (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class KK-Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class KK-Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class KK-Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class KK-Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class KK-Series 2 shares;

                     (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class KK-Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class KK-Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class KK-Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class KK-Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class KK-Series 3 shares;

                     (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (b) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class KK-Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class KK-Series 1 shares, such shares shall be entitled to vote, and in such case, Class KK-Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                     (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class KK-Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class KK-Series 2 shares, such shares shall be entitled to vote, and in such case, Class KK-Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                     (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) or clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class KK-Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class KK-Series 3 shares, such shares shall be entitled to vote and, in such case, Class KK-Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                     (m) Class KK-Series 3 shares shall be convertible into Class KK-Series 2 shares on the basis of the relative net asset value of the shares converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the Trustees from time to time in connection with the issuance and sale of such shares.

                                   *    *    *

                     RESOLVED, that pursuant to Section 5.1 of Galaxy's
              Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class LL shares, consisting of three separate series of shares of beneficial interest designated as Class LL-Series 1 shares, Class LL-Series 2 shares and Class LL-Series 3 shares, each representing interests in the Massachusetts Intermediate Municipal Bond Fund;

                     FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class LL-Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class LL-Series 2 shares and Class LL-Series 3 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class LL shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class LL shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class LL-Series 1 share, Class LL-Series 2 share and Class LL-Series 3 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                     FURTHER RESOLVED, that each Class LL-Series 1 share, Class
              LL-Series 2 share and Class LL-Series 3 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class LL shares (irrespective of series designation); and

                     FURTHER RESOLVED, that each Class LL-Series 1 share, each
              Class LL-Series 2 share and each Class LL-Series 3 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class LL share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class LL shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class LL shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                     (a) only Class LL-Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class LL-Series 1, as well as any other expenses and liabilities directly attributable to Class LL-Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (b) only Class LL-Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class LL-Series 2, as well as any other expenses and liabilities directly attributable to Class LL-Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (c) only Class LL-Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class LL-Series 3, as well as any other expenses and liabilities directly attributable to Class LL-Series 3 shares which the Board of Trustees determines should be borne solely by shares of such series;

                     (d) Class LL-Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class LL shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class LL other than Class LL-Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (e) Class LL-Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class LL shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class LL other than Class LL-Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (f) Class LL-Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class LL shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class LL other than Class LL-Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class LL-Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class LL-Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class LL-Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class LL-Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class LL-Series 1 shares;

                     (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class LL-Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class LL-Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class LL-Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class LL-Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class LL-Series 2 shares; and

                     (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class LL-Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class LL-Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class LL-Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class LL-Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class LL-Series 3 shares;

                     (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (b) or clause (c) above (or to any
                     plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class LL-Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class LL-Series 1 shares, such shares shall be entitled to vote, and in such case, Class LL-Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                     (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class LL-Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class LL-Series 2 shares, such shares shall be entitled to vote, and in such case, Class LL-Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                     (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) or clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class LL-Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class LL-Series 3 shares, such shares shall be entitled to vote and, in such case, Class LL-Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                     (m) Class LL-Series 3 shares shall be convertible into Class LL-Series 2 shares on the basis of the relative net asset value of the shares converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the Trustees from time to time in connection with the issuance and sale of such shares.

                            (4)    That the following resolutions were duly
adopted by the unanimous written consent of the Board of Trustees of the Trust:

                     RESOLVED, that pursuant to Section 5.1 of Galaxy's
              Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class MM shares, consisting of three separate series of shares of beneficial interest designated as Class MM-Series 1 shares, Class MM-Series 2 shares and Class MM-Series 3 shares, each representing interests in the Growth Fund II;

                     FURTHER RESOLVED, that all consideration received by Galaxy for the issue or sale of Class MM-Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class MM-Series 2 shares and Class MM-Series 3 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class MM shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class MM shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class MM-Series 1 share, Class MM-Series 2 share and Class MM-Series 3 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                     FURTHER RESOLVED, that each Class MM-Series 1 share, Class
              MM-Series 2 share and Class MM-Series 3 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class MM shares (irrespective of series designation); and

                     FURTHER RESOLVED, that each Class MM-Series 1 share, each
              Class MM-Series 2 share and each Class MM-Series 3 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class MM share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class MM shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class MM shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                     (a) only Class MM-Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class MM-Series 1, as well as any other expenses and liabilities directly attributable to Class MM-Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (b) only Class MM-Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class MM-Series 2, as well as any other expenses and liabilities directly attributable to Class MM-Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                     (c) only Class MM-Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class MM-Series 3, as well as any other expenses and liabilities directly attributable to Class MM-Series 3 shares which the Board of Trustees determines should be borne solely by shares of such series;

                     (d) Class MM-Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class MM shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class MM other than Class MM-Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (e) Class MM-Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class MM shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class MM other than Class MM-Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (f) Class MM-Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class MM shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class MM other than Class MM-Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                     (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class MM-Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class MM-Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class MM-Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class MM-Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class MM-Series 1 shares;

                     (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class MM-Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class MM-Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class MM-Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class MM-Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class MM-Series 2 shares;

                     (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class MM-Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class MM-Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class MM-Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and
                     (ii) if said matter does not affect Class MM-Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class MM-Series 3 shares;

                     (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (b) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class MM-Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class MM-Series 1 shares, such shares shall be entitled to vote, and in such case, Class MM-Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                     (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class MM-Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class MM-Series 2 shares, such shares shall be entitled to vote, and in such case, Class MM-Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                     (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause
                     (a) or clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class MM-Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class MM-Series 3 shares, such shares shall be entitled to vote and, in such case, Class MM-Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                     (m) Class MM-Series 3 shares shall be convertible into Class MM-Series 2 shares on the basis of the relative net asset value of the shares converted, and otherwise after such time or times, and upon such conditions and pursuant to such procedures, as shall be determined by the Trustees from time to time in connection with the issuance and sale of such shares.

                            (5)    That the foregoing resolutions remain in full
force and effect on the date hereof.



                                                  /s/ W. Bruce McConnel, III
                                                  ___________________________
                                                  W. Bruce McConnel, III
                                                  Secretary

Dated:  February 23, 2000

Subscribed and sworn to before
me this 23rd day of February, 2000

/s/ Dorothea A. Natale
___________________________
Dorothea A. Natale
Notary Public